                                                                         EX 21.1


                                                   Subsidiaries
                                                   ------------

                     Subsidiary                         Jurisdiction of
                     ----------                         ---------------
                                                         Incorporation
                                                         -------------

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
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SkyLynx Communications (Tampa), Inc.                       Florida
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SkyLynx Communications (Sarasota), Inc.                    Florida
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SkyLynx Communications (Fresno), Inc.                     California
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SkyLynx Communications of Oregon, Inc.                     Oregon
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SkyLynx Communications of Washington, Inc.                Washington
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SkyLynx Communications of California, Inc.                 California
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SkyLynx.net, Inc.                                          Delaware
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SkyLynx.com, Inc.                                          Delaware
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SkyLynx Communications of Pacific Northwest, Inc.          Delaware
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SkyLynx Communications MST, Inc.                           Delaware
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SkyLynx Communications of California, Inc.                 Delaware
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